UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2025

RCM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2025, as disclosed in Item 5.07 below, the stockholders of RCM Technologies, Inc. (the “Company”) approved the RCM Technologies, Inc. 2025 Omnibus Equity Compensation Plan (the “Plan”) at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”).

On November 4, 2025, the Company’s Board of Directors (the “Board”) adopted the Plan, subject to stockholder approval at the Annual Meeting, to (i) meet Nasdaq listing requirements, (ii) allow incentive stock options awarded under the Plan to meet the requirements of the Internal Revenue Code of 1986, as amended, (iii) provide a limit on annual equity grants to non-employee directors, and (iv) conform to good corporate governance. The Plan authorizes the issuance of up to 1,000,000 shares of the Company’s common stock.

The above description of the Plan is a summary and is qualified in its entirety by reference to the full text of the Plan, which was approved by the Company’s stockholders at the Annual Meeting and is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting on December 18, 2025. At the Annual Meeting, the Company’s stockholders (i) elected four (4) persons to the Company’s Board of Directors (the “Board”); (ii) approved the Plan; (iii) ratified the selection by the Board’s Audit Committee of EisnerAmper LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 3, 2026; (iv) voted on an advisory basis to approve the compensation of the Company’s named executive officers for 2024; and (v) voted on an advisory basis regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1. Election of four (4) persons to serve as directors of the Company, each to serve until the Company’s next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bradley S. Vizi	4,609,751	29,466	3,305	1,753,803
Chigozie O. Amadi	4,565,542	73,906	3,074	1,753,803
Swarna Srinivas Kakodkar	4,409,735	229,813	2,974	1,753,803
Jayanth S. Komarneni	4,552,713	87,735	2,074	1,753,803

Proposal 2. Approval of RCM Technologies, Inc. 2025 Omnibus Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,014,494	1,627,200	828	1,753,803

Proposal 3. Ratification of the Selection of EisnerAmper LLP as the Company’s independent registered public accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,375,531	18,135	2,659	0

Proposal 4. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,791,848	1,702,971	147,703	1,753,803

Proposal 5. Approval, on an advisory basis, the frequency of solicitation of advisory stockholder approval of named executive officer compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,065,485	33,678	1,535,968	7391	1,753,803

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	RCM Technologies, Inc. 2025 Omnibus Equity Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 22, 2025

Exhibit Index

Exhibit Number	Exhibit Title
99.1	2025 Omnibus Equity Compensation Plan